KEWAUNEE SCIENTIFIC CORPORATION NASDAQ: KEQU

Special Note Regarding Forward-Looking Statements Certain statements in this document constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements other than statements of historical fact included in this presentation, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to: competitive and general economic conditions, including disruptions from government mandates, both domestically and internationally, as well as supplier constraints and other supply disruptions; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; risks associated with our ability to identify and complete strategic acquisitions or to successfully integrate any businesses that we may acquire; acts of terrorism, war, governmental action, natural disasters and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders' interest. Many important factors that could cause such a difference are described under the caption "Risk Factors," in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026, which you should review carefully. These forward-looking statements speak only as of the date of this presentation. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward- looking statements, whether as a result of new information, future events or otherwise. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU 2

The following slides include non-GAAP financial measures such as EBITDA. EBITDA is calculated as net earnings (loss), less interest expense and interest income, income taxes, depreciation, and amortization. We believe EBITDA allows management and investors to compare our performance to other companies on a consistent basis without regard to depreciation and amortization, interest expense and income, and income taxes, which can vary significantly between companies depending upon many factors. EBITDA is not a calculation based upon generally accepted accounting principles, and the method for calculating EBITDA can vary among companies. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical consolidated statements of operations. EBITDA should not be considered an alternative to net earnings (loss) or operating earnings (loss) as an indicator of the Company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. About Non-GAAP Measures Kewaunee Scientific Corporation | NASDAQ: KEQU 3

4 Agenda 2026 Annual Shareholder Meeting ❑ Fiscal Year 2026 Review ❑ Investing in the Business ❑ Strategic Direction & Outlook ❑ Q&A

Transformational Growth & Profitability Expansion 5 Scaled Platform Three market-leading brands delivering Innovative solutions across the lab lifecycle. Strong Financial Performance Consistent revenue growth & EBITDA expansion over the past five years. Operational Excellence Executing with discipline to drive efficiency, quality, and customer value. Well Positioned A differentiated platform positioned for sustained growth & long-term value creation. $147.5M $168.9M $219.5M $203.8M $240.4M $282.0M 0 50 100 150 200 250 300 350 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 REVENUE ($ in millions) EBITDA $0.2M $0.4M $7.5M $16.6M $21.6M $22.4M 0 5 10 15 20 25 30 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 ($ in millions) 13.84% CAGR 156.95% CAGR FY2021: $147.5M FY2026: $282M +$134.5M Increase +91.2% Growth 13.84% CAGR (5-Year) FY2021: $0.2M FY2026: $22.4M +$22.2M Increase +11,000% Growth 156.95% CAGR (5-Year) ▪ Revenue scale expanded significantly ▪ Profitability and margin profile strengthened ▪ Platform positioned for continued growth REVENUE NEARLY DOUBLED TRANSFORMATIONAL VALUE CREATIONEBITDA INCREASED MORE THAN 112X

6 Historical Financials Kewaunee Scientific Corporation | NASDAQ: KEQU $203.8M $240.5M $282.0M $155.6M $214.6M $165.9M FY2024 FY2025 FY2026 Revenue Backlog Consolidated Revenue & Backlog FY2026 Key Results ▪ Revenue: $282.0M, extending the Company’s multiyear growth trajectory ▪ EBITDA: $22.4M, reflecting continued operational improvement ▪ Pre-tax earnings: $13.7M ▪ Net Earnings: $9.6M ▪ Balance Sheet: Long-term debt reduced by approximately $20M, with debt-to-equity improving to 0.61-to-1.0

Segment Performance: Revenue, EBITDA & Backlog by Segment Stable Annual Revenue Globally $137.3M $179.4M $214.9M $66.5M $61.1M $67.1M FY2024 FY2025 FY2026 LPG International ▪ Renamed Domestic segment as the Lab Products Group to better reflect the org's structure, strategy, and business activities. ▪ Continued integration of NuAire while strengthening alignment across the broader platform. BUILDING FOR THE FUTURE THROUGH OUR CORPORATE PLATFORM ▪ Increased investments in governance, financial systems, talent, and public-company readiness ▪ Continued building the capabilities needed to support a larger, more diversified enterprise Lab Products Group International Revenue (in thousands) $137,238 $179,398 $214,886 FY2024 FY2025 FY2026 Backlog (in millions) $97.4M $123.9M $118.8M FY2024 FY2025 FY2026 EBITDA (in thousands) $19,146 $25,580 $25,059 FY2024 FY2025 FY2026 Revenue (in thousands) $66,517 $61,074 $67,113 FY2024 FY2025 FY2026 Backlog (in millions) $58.2M $90.7M $47.1M FY2024 FY2025 FY2026 EBITDA (in thousands) $5,715 $4,475 $5,933 FY2024 FY2025 FY2026 ▪ Successfully delivered projects that had been previously delayed by customer site readiness in the prior year. ▪ Demonstrated strong execution and operational discipline across key international markets. 7

Introducing Kewaunee’s Lab Products Group Guiding Principles ▪ We make it easy to do business with us ▪ We get closer to our customers ▪ We operate with excellence ▪ We lead and earn the right to innovate Core Values ▪ Associates, our foundation ▪ Safety & quality in everything ▪ Customer Focused ▪ Innovative thinking, our lifeblood Vision To set the standard for fully integrated laboratory solutions that make it easier to design, build, and furnish world-class laboratories The formation of the Lab Products Group (LPG) brings together Kewaunee Scientific, NuAire, and EVERHUTCH into one integrated platform that expands scope, increases potential revenue per project, and strengthens customer relationships. This structure improves efficiency, drives higher-margin opportunities, and positions the Company for long-term value creation. Broader Solutions Stronger Growth Greater Value Enhanced Capabilities 8

INDUSTRY-LEADING CAPABILITIES

Setting the Standard in Laboratory Solutions

Robust American Manufacturing

The only U.S. manufacturer producing wood, metal, and epoxy resin laboratory furniture at a single location.

Extensive Manufacturing Network

Six manufacturing facilities across two states expand our capacity and specialized expertise across the enterprise.

Industry Leadership

Longstanding leadership positions held within SEFA and significant contributions to industry standards, helping shape how laboratories are designed and built.

Dimensional Capability

Supporting projects from individual laboratory investments to large, multi-site developments worldwide.

Kewaunee delivers one of the industry's most comprehensive manufacturing capabilities.


FUME HOODS
METAL
RESIN
WOOD
All produced at one location, with multiple distribution centers nearby.

MANUFACTURING & DISTRIBUTION AT A GLANCE

550,000+ SQ. FT.
Manufacturing · NC Campus

200,000+ SQ. FT.
Manufacturing · MN Campus

400,000+ SQ. FT.
Distribution · NC Campus

ANNUAL PRODUCTION CAPACITY

175,000+
Metal Units

4,000–7,000
Fume Hoods

3,000-4,000
BSC Units

55,000+
Wood Units

10M LF
Epoxy Resin

9

Investing in Our International Growth International growth remains an important part of our strategy. To support our next phase of international expansion, we welcomed two new leaders to the Lab Products Group. Together, Jorge and Lucia strengthen our ability to connect global commercial opportunities with disciplined execution. We are taking an intentional approach to expanding in new and emerging markets, working alongside our dealers to bring the full Lab Products Group portfolio to more customers. 10 Jorge Santos Vice President, International Sales — Lab Products Group Two decades of global sales and dealer-network experience across Europe, Latin America, the Middle East, and Asia, expanding our portfolio’s reach and deepening dealer relationships. Lucia Lema Director of Operations — Lab Products Group Operational leadership that aligns our processes and resources so we can provide consistent, reliable support as we grow across regions.

Providing a one-stop solution for laboratory, design, and construction projects for customers in India and the surrounding markets. Design, Build, and Engineering ❑ Engineering, procurement, construction, and real-time project management services ❑ HVAC, exhaust, gas distribution, electrical, fire protection, lab effluent, and plumbing systems ❑ Brown & Green Field projects Commission & Support ❑ Laboratory validations as per CGLP/ CGMP Guidelines ❑ Certifications, audits, and compliances International Turnkey Services 11

Building a Scalable Corporate Platform CONTROLS & READINESS ▪ SOX 404(b) readiness ▪ Corporate consolidation platform FINANCIAL CAPABILITY ▪ Accounting capabilities ▪ Growth-function resources GOVERNANCE & COMPLIANCE ▪ Bylaw and expenditure- policy updates ▪ Expanded compliance training GLOBAL INVESTMENT ▪ New entity preparation in Spain ▪ Platform for European growth ORGANIC GROWTH Scaling current businesses ACQUISITION INTEGRATION Adding capabilities with discipline SCALING REQUIREMENT Meet expanding requirements Infrastructure, talent and governance designed to scale the enterprise with efficiency and discipline ENABLING 12

We will do everything with excellence. We will be easy to do business with. OUR GUIDING PRINCIPLES Strategic Direction and Outlook 13 We will get closer to our customer(s). We will lead and not follow (we are innovators). 01 02 03 04

14 Legacy matters at Kewaunee. With 120 years of continuous operation, we’ve built a reputation on trust, reliability, and lasting relationships. As a publicly traded company with strong governance and a disciplined operating approach, we offer a stable platform for companies seeking thoughtful succession and exit strategies. A Trusted Partner for the Next Chapter Kewaunee as a Succession Solution RESPECT FOR LEGACY We honor what made a business successful and preserve its culture, people, and customer relationships. DECISIVE & TRANSPARENT We act quickly and clearly, minimizing bureaucracy that slows execution. LONG-TERM FOCUS Unconstrained by short-sighted pressures, we focus on making sound, long-term investment decisions that support the future of the business. A TRUSTED PARTNER For business owners who care deeply about their legacy, team, and future, we offer more than capital — we offer stewardship and continuity.

W H A T S E T S U S A P A R T KEWAUNEE SCIENTIFIC CORPORATION Delivering trusted laboratory environments since 1906. 01 Experience Serving Users in Multiple End-Use Markets The industries served by Kewaunee continue to invest in research and development, requiring Kewaunee products in diverse markets. 02 Industry-Leading Portfolio Kewaunee offers total lab solutions with a portfolio of products that meet every furniture need within the laboratory space. 03 Leading Dealer and Distribution Network Our global network of experienced dealers stands ready with local expertise to simplify the building process and bring projects from thought to finish with support at every stage. 04 Financial Stability $282.0 Million in Revenue, with a strong balance sheet and backlog. 05 Experience Founded in 1906, Kewaunee brings nearly 120 years of manufacturing excellence to every project. 15

Thank You & Questions 16